UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2026

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 12, 2026, Newmont held its 2026 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the approval of the advisory resolution on executive compensation; and (3) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026.

All matters voted on at the Annual Meeting were approved. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders (except with respect to the Election of Directors, where abstentions are excluded). The voting results were as follows:

Proposal #1 – Election of Directors

Directors	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non-Votes
Gregory H. Boyce	807,142,984	98.61	11,405,481	1.39	1,261,693	59,962,634
Bruce R. Brook	778,943,071	96.04	32,123,617	3.96	8,743,470	59,962,634
Maura J. Clark	816,422,323	99.66	2,816,578	0.34	571,257	59,962,634
Harry M. (Red) Conger	816,559,263	99.67	2,682,242	0.33	568,653	59,962,634
Emma FitzGerald	816,421,156	99.66	2,809,294	0.34	579,708	59,962,634
Sally-Anne Layman	801,979,599	98.27	14,122,814	1.73	3,707,745	59,962,634
José Manuel Madero	816,498,912	99.67	2,718,102	0.33	593,144	59,962,634
René Médori	816,408,499	99.66	2,817,109	0.34	584,550	59,962,634
Jane Nelson	802,397,713	98.24	14,392,528	1.76	3,019,917	59,962,634
Julio M. Quintana	795,947,913	97.41	21,158,963	2.59	2,703,282	59,962,634
David T. Seaton	816,608,093	99.68	2,613,889	0.32	588,176	59,962,634
Natascha Viljoen	815,705,352	99.57	3,509,720	0.43	595,086	59,962,634

Proposal #2 – Approval of the Advisory Resolution on Executive Compensation

		% of Votes Cast on the Proposal
Votes For	758,464,737	92.52
Votes Against	59,301,720	7.23
Abstentions	2,043,701	0.25
Broker Non-Votes	59,962,634

Proposal #3 - Ratification of Independent Registered Public Accounting Firm

		% of Votes Cast at the Annual Meeting
Votes For	864,356,225	98.25
Votes Against	14,779,616	1.68
Abstentions	636,951	0.07

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Dated: May 13, 2026

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